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                                  Exhibit 99.2

                                   [HGP LOGO]

                FOR IMMEDIATE RELEASE      CONTACT:David Tinkham
                                               Chief Financial Officer
                                              (312) 917-4288

                            HORIZON GROUP PROPERTIES
                        REFINANCES LAKESHORE MARKETPLACE
                       AND EXTENDS TERM OF PORTFOLIO LOAN

         (CHICAGO, ILLINOIS - AUGUST 2, 2001) -- Horizon Group Properties, Inc.
(HGP) (NASDAQ: HGPI) an owner, operator and developer of factory outlet and power centers, announced that is has refinanced its Lakeshore Marketplace power center and agreeded to an extended term of a mortgage loan held by CDC Mortgage Capital, Inc. (the "CDC Loan") which is secured by four of its outlet centers. Prior to the refinancing of Lakeshore Marketplace, the CDC Loan was secured by the four outlet centers and Lakeshore Marketplace.

         The refinancing of Lakeshore Marketplace in Norton Shores, Michigan was completed with Greenwich Capital Financial Products, Inc. The $16 million non-recourse mortgage loan has a term of ten years and requires monthly principal amortization based upon a 30-year schedule. The interest rate is fixed at 7.647%

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HORIZON GROUP PROPERTIES
REFINANCES LAKESHORE MARKETPLACE
AND EXTENDS TERM OF PORTFOLIO LOAN

PAGE 2

for the term of the loan. Proceeds from the loan were used to reduce the principal balance on the CDC Loan. Lakeshore Marketplace is a 357,128 square foot power center located in Norton Shores, Michigan that is currently 89% occupied.

         The maturity date of the CDC Loan was extended to July 11, 2002. The CDC Loan has a principal balance of $33.5 million (which includes a 2% extension fee), bears interest at the one-month LIBOR rate (but not less than 4.1%) plus 395 basis points and requires monthly principal payments of $225,000. It is pre-payable at any time without penalty or fee, however HGP is restricted from paying dividends until the loan is repaid. It is secured by HGP's four outlet centers in Laughlin, Nevada, Medford, Minnesota, Monroe, Michigan and Warrenton, Missouri and a pledge of the partnership interests in the entity owing those outlet centers.

         "We feel that this extension is another indication of the value associated with these four properties," said Gary J. Skoien, Chairman, President and Chief Executive Officer of the Company. "There has been a lack of liquidity in the capital markets for outlet centers. We believe that recently completed transactions together with pending transactions will significantly increase the amount of capital available for this product type. This extension gives us the

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HORIZON GROUP PROPERTIES
REFINANCES LAKESHORE MARKETPLACE
AND EXTENDS TERM OF PORTFOLIO LOAN

PAGE 3

flexibility and the additional time needed to implement disposition and financing strategies on the most favorable terms possible," added Skoien.

         Based in Chicago, Illinois, Horizon Group Properties, Inc. has 11 factory outlet centers and one power center in 9 states totaling more than 2.5 million square feet.

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SAFE HARBOR STATEMENT: THE STATEMENTS CONTAINED HEREIN, WHICH ARE NOT HISTORICAL
FACTS, ARE FORWARD-LOOKING STATEMENTS BASED UPON ECONOMIC FORECASTS, BUDGETS,
AND OTHER FACTORS WHICH, BY THEIR NATURE, INVOLVE KNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF HORIZON GROUP PROPERTIES, INC. TO BE MATERIALLY DIFFERENT FROM ANY FUTURE
RESULTS IMPLIED BY SUCH STATEMENTS. IN PARTICULAR, AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY ARE THE FOLLOWING: BUSINESS CONDITIONS AND THE GENERAL ECONOMY, COMPETITIVE FACTORS, INTEREST RATES AND OTHER RISKS INHERENT IN THE REAL ESTATE BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE IS MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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